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                                                                    EXHIBIT 10.9


                                PLEDGE AGREEMENT

        THIS PLEDGE AGREEMENT (the "Agreement") is made and entered into as of this 14th day of April, 1999 by and between SENETEK DRUG DELIVERY TECHNOLOGIES, INC. (the "Pledgor"), and Silver Creek Investments, Ltd., a British Virgin Islands company (the "Secured Party"), in its capacity as Collateral Agent under that certain Collateral Agency Agreement dated as of April 14, 1999 by and among the Secured Party, Bomoseen Investments, Ltd., a British Virgin Islands company ("Bomoseen"), Dandelion Investments, Ltd., a British Virgin Islands company ("Dandelion"), and Elstree Holdings, Ltd., a British Virgin Islands company ("Elstree" and together with the Secured Party, Bomoseen and Dandelion, the "Purchasers"). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Purchase Agreement (as defined below).

                              W I T N E S S E T H:

        WHEREAS, the Pledgor has entered into the Securities Purchase Agreement dated as of the date hereof between the Pledgor and the Purchasers (as from time to time amended, revised, modified, supplemented or amended and restated, the "Purchase Agreement"); and

        WHEREAS, as collateral security for the payment and performance of its Obligations, the Pledgor is willing to pledge and grant to the Secured Party for the ratable benefit of the Purchasers a security interest in all of the issued and outstanding shares of capital stock, whether now owned or hereafter acquired, of each of its Subsidiaries, whether now in existence or hereafter formed (the "Pledged Stock"), including without limitation the Pledged Stock in such Subsidiaries more particularly described on Schedule 1 hereto (such Subsidiaries, together with all other Subsidiaries whose capital stock may be required to be subject to this Agreement from time to time, are hereinafter referred to collectively as the "Pledged Subsidiaries"); and

        WHEREAS, the Secured Party is unwilling to enter into the Transaction Documents unless the Pledgor enters into this Agreement;

        NOW, THEREFORE, in order to induce the Secured Party to enter into the Transaction Documents and to purchase the Securities under the Purchase Agreement and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

        1.     Pledge of Stock: Other Collateral.

               (a) As collateral security for the payment and performance by the Pledgor of its now or hereafter existing Obligations (the "Secured Obligations"), the Pledgor hereby pledges and collaterally assigns to the Secured Party, and grants to the Secured Party a FIRST priority lien and security interest in, the Pledged Stock and all of the following, subject only to Permitted Liens:


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                      (i) all cash, securities, dividends, rights, and other
        property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock, other than cash dividends permitted to be retained by the Pledgor under
        Section 9 hereof;

                      (ii) all other property hereafter delivered to the Secured Party in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock; and

                      (iii) all proceeds of any of the foregoing.

        All such Pledged Stock, certificates, instruments, cash, securities, interest, dividends, rights and other property referred to in this Section 1, other than cash dividends issued in respect of such Pledged Stock that are permitted to be retained by the Pledgor under Section 9 hereof, are herein collectively referred to as the "Collateral." All of the Pledged Stock described on Schedule 1 is currently owned by the Pledgor and represented by the stock certificates listed on Schedule 1 hereto. Certificates evidencing all the Pledged Stock on the Closing Date, together with stock powers duly executed in blank by the Pledgor, have been delivered to the Secured Party or its designee.

               (b) The Pledgor agrees to deliver all the Collateral to the Secured Party or its designee at such location or locations as the Secured Party shall from time to time designate by written notice pursuant to Section 24 hereof for its custody at all times until termination of this Agreement, together with such instruments of assignment and transfer as requested by the Secured Party.

               (c) The Pledgor agrees to deliver all share certificates, documents, agreements, financing statements, amendments thereto, assignments or other writings as the Secured Party may request to carry out the terms of this Agreement or to protect or enforce the lien and security interest in the Collateral, granted or as evidenced thereby to the Secured Party and further agrees to do and cause to be done all things determined by the Secured Party to be necessary to perfect and keep in full force the Lien in the Collateral, as evidenced thereby in favor of the Secured Party, including, but not limited to, the prompt payment of all documented out-of-pocket fees and expenses incurred in connection with any filings made to perfect or continue the Lien and security interest in the Collateral, as evidenced thereby in favor of the Secured Party. The Pledgor agrees to, and to cause each of the Pledged Subsidiaries to, make appropriate entries upon its books and records (including without limitation its respective stock record and transfer books) disclosing the Liens in the Collateral, as evidenced thereby to the Secured Party hereunder.

               (d) All advances, charges, costs and expenses, including reasonable attorneys' fees, other than Excluded Expenses (as defined below) incurred or paid by the Secured Party in


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exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof ("Specified Fees and Expenses"), shall become a part of the Secured Obligations and shall be paid to the Secured Party by the Pledgor immediately upon demand therefor, with interest thereon until paid in full at a rate of interest equal to 12 percent (12%) per annum; provided, however, that such interest shall not begin to accrue until three (3) days following the Secured Party's demand for the Specified Fees and Expenses. Upon the Pledgor's reasonable request, the Secured Party shall provide evidence of such Specified Fees and Expenses in form and substance reasonably satisfactory to the Pledgor provided, however, that the Secured Party's right to demand such amounts shall remain unrestricted and unconditional. For purposes of this Agreement and certain other Transaction Documents, as appropriate, the term "Excluded Expenses" shall mean any costs and expenses, or claims, losses or liabilities, as the case may be, resulting from, arising out of, or related to, any claim, dispute, controversy or proceeding solely and exclusively among the Purchasers, or any of them, with respect to the transactions contemplated by the Transaction Documents, including without limitation, any claim, dispute, controversy or proceeding resulting from, arising out of, or related to the Collateral Agent Agreement dated as of April 14, 1999 among the Collateral Agent and the Purchasers, including, expressly, Sections 5, 7 and 9 thereof.

        2. Status of Pledged Stock. The Pledgor hereby represents and warrants to the Secured Party that (i) all of the shares of Pledged Stock are validly issued and outstanding, fully paid and nonassessable and constitute all the authorized, issued and outstanding shares of common stock of each of the Pledged Subsidiaries, (ii) the Pledgor is the registered and record and beneficial owner of such Pledged Stock, free and clear of all Liens, charges, equities, encumbrances and restrictions on pledge or transfer, other than the Liens created under the Transaction Documents and restrictions imposed by applicable law, (iii) the Pledgor has full corporate power, legal right and lawful authority to execute this Agreement and to pledge, assign and transfer such Pledged Stock in the manner and form hereof, and (iv) the pledge, assignment and delivery of such Pledged Stock by the Pledgor to the Secured Party or its designee pursuant to this Agreement creates, together with the delivery of the certificates evidencing such Pledged Stock, which delivery has heretofore been accomplished, a valid and perfected FIRST priority security interest in such Pledged Stock in favor of the Secured Party, securing the payment of the Secured Obligations. None of the Pledged Stock (nor any interest therein or thereto) shall be sold, transferred or assigned, nor any Lien (subject only to Liens permitted by clause (viii) of the definition of Permitted Liens in the Purchase Agreement) created therein, without the Secured Party's prior written consent, which may be withheld for any reason. The Pledgor covenants with the Secured Party that it shall at all times cause the Pledged Stock to be represented by the certificates now and hereafter delivered to the Secured Party in accordance with Section 1 hereof and that it shall not cause, suffer or permit any of the Pledged Subsidiaries to issue any capital stock, or securities convertible into, or exercisable or exchangeable for, capital stock, at any time during the term of this Agreement, other than to the Pledgor and subject to this Agreement pursuant to Section 22 hereof.

        3. Preservation and Protection of Collateral.

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               (a) The Secured Party shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, other than the obligation to deal with the Collateral while in its possession in the same manner as the Secured Party deals with similar securities or property for its own account.

               (b) The Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP and as set forth in the Secured Party's financial statements and provided further that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed. Upon the failure of the Pledgor to so pay or contest such taxes, charges, Liens or assessments, the Secured Party at its option may pay or contest any of them (the Secured Party having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments).

        4. Rights and Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, the Secured Party is given full power and authority, then or at any time thereafter, to sell, assign and deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Secured Party may elect; any such sale may be made either at public or private sale at the Secured Party's place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as the Secured Party may reasonably deem fair; and the Secured Party may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permitted by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Secured Party. The Pledgor recognizes that the Secured Party may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Secured Party may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the stock for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. The Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to the Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Secured Party has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of such Collateral to register or otherwise qualify the Pledged Stock, even if such issuer would agree to register or otherwise qualify the Pledged Stock for public sale under the Securities Act or applicable state law. The Pledgor agrees that private sales made under the foregoing circumstances will be deemed to have been made in a manner which is commercially reasonable. The Pledgor hereby acknowledges that a


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ready market may not exist for the Pledged Stock since it is not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Stock may be sold for an amount less than a pro rata share of the fair market value of the issuer's assets minus its liabilities. In addition to the foregoing, the Secured Party may exercise such other rights and remedies as may be available under the Transaction Documents, at law or in equity.

        5. Proceeds of Sale. The proceeds of the sale of any of the Collateral and all sums received or collected from or on account of such Collateral shall be applied to the payment of expenses incurred or paid by the Secured Party in connection with any holding, sale, transfer or delivery of the Collateral, to the payment of any other costs, charges, reasonable attorneys' fees or expenses mentioned herein, and to the payment of the Secured Obligations or any part thereof, all in such order and manner as is provided in the Purchase Agreement and otherwise as the Secured Party may determine and as permitted by applicable law. The Secured Party shall, upon satisfaction in full of all such Secured Obligations, pay any balance of such proceeds to the Pledgor or otherwise as may be required by applicable law.

        6. Presentments Demands and Notices. The Secured Party shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of non-performance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

        7. Attorney-in-Fact. The Pledgor hereby appoints the Secured Party as the Pledgor's attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Secured Party shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect of, or otherwise constituting, the Collateral or any part thereof and to give full discharge for the same. The power granted in this
Section 7 shall terminate upon the termination of this Agreement in accordance with Section 21 hereof.

        8. Waiver by Pledgor. The Pledgor waives (to the extent permitted by applicable law) any right to require the Secured Party or any other obligee of the Secured Obligations to (a) proceed against any other Pledgor or any Person, including without limitation any Guarantor, (b) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (c) pursue any other remedy in its power; and waives (to the extent permitted by applicable law) any defense arising by reason of any disability or other defense of any other Pledgor or any other Person, including without limitation any Guarantor, or by reason of the cessation from any cause


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whatsoever of the liability of any other Pledgor or any other Person, including without limitation, any Guarantor. The Secured Party may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to the Pledgor and the receipt thereof by the Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Secured Party shall thereafter be discharged from any liability or responsibility therefor.

        9. Dividends and Voting Rights.

               (a) All dividends and other distributions with respect to the Pledged Stock shall be subject to the pledge hereunder, except for cash dividends which are, to the extent permitted to be made under the Purchase Agreement, permitted to be retained by the Pledgor so long as no Event of Default shall have occurred and be continuing, and any such dividends may be retained by the Pledgor free from any Lien hereunder. Upon the occurrence and during the continuance of any Event of Default, all such cash and other dividends shall be promptly delivered to the Secured Party (together, if the Secured Party shall request, with stock powers or instruments of assignment duly executed in blank affixed to any stock certificate or other negotiable document or instrument so distributed) to be held, released or disposed of by it hereunder or, at the option of the Secured Party, to be applied to the Secured Obligations as they become due.

               (b) So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of the Pledgor shall not be changed and the Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof.

               (c) Upon the occurrence and during the continuance of any Event of Default, at the option of the Secured Party, all rights of the Pledgor to receive and retain dividends upon the Collateral pursuant to subsection (a) above shall cease and shall thereupon be vested in the Secured Party.

               (d) Upon the occurrence and during the continuance of any Event of Default, at the option of the Secured Party, all rights of the Pledgor to exercise the voting or consensual rights and powers which it is authorized to exercise with respect to the Collateral pursuant to subsection (b) above shall cease and the Secured Party may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Secured Party or its nominee or agent and exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end the Pledgor hereby appoints the Secured Party as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to the Pledged Stock hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable prior to termination of this Agreement as set forth in Section 22 hereof, and the Pledgor hereby agrees to provide such further proxies as the Secured Party may request; provided, however, that the Secured Party in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

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        10. Power of Sale. Until the payment in full of the Notes, the power of sale and other rights, powers and remedies granted to the Secured Party hereunder shall continue to exist and may be exercised by the Secured Party at any time and from time to time in accordance with the terms of this Agreement irrespective of the fact that any Secured Obligations or any part thereof may have become barred by any statute of limitations.

        11. Other Rights. The rights, powers and remedies given to the Secured Party by this Agreement shall be in addition to all rights, powers and remedies given to the Secured Party by virtue of any statute or rule of law. Any forbearance or failure or delay by the Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of the Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived by the Secured Party by an instrument in writing.

        12. Anti-Marshaling Provisions. The right is hereby given by the Pledgor to the Secured Party to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Secured Party without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred under such documents, nor release the Pledgor from liability for the Secured Obligations hereby secured. Notwithstanding the existence of any other security interest in the Collateral held by the Secured Party, the Secured Party shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Agreement. The proceeds realized upon the exercise of the remedies provided herein shall be applied by the Secured Party in the manner provided in the Purchase Agreement. The Pledgor hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

        13. Absolute Rights and Obligations. All rights of the Secured Party, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of the Purchase Agreement, any other Transaction Document or any other agreement or instrument relating to any of the Secured Obligations;

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, any other Transaction Document or any other agreement or instrument relating to any of the Secured Obligations;

               (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

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               (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or of this Agreement.

        14. Definitions. All terms used herein which are not defined herein or in the Purchase Agreement shall be defined in accordance with the appropriate definitions appearing in the Uniform Commercial Code as in effect in New York, and such definitions are hereby incorporated herein by reference and made a part hereof.

        15. Entire Agreement. This Agreement, together with the Purchase Agreement and other Transaction Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof; and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

        16. Further Assurances. The Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Secured Party its rights, powers and remedies hereunder. The Pledgor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Secured Party to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Pledgor or any other Person to any of such issuers or obligors.

        17. Binding Agreement; Assignment. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that Pledgor shall not assign, without the prior written consent of the Secured Party, this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Secured Party as Collateral under this Agreement. All references herein to the Secured Party shall include any successor thereof and any other obligees from time to time of the Secured Obligations.

        18. Severability. In case any Lien, security interest or other right of the Secured Party or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

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        19. Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

        20. Indemnification. Without limitation of any applicable provision the Purchase Agreement or any other indemnification provision in any Transaction Document, the Pledgor hereby covenants and agrees to pay, indemnify, and hold the Secured Party and each Purchaser harmless from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement or the Transaction Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which the Pledgor has incurred any Obligation (other than Excluded Expenses (as such term is defined in Section 1(d) above) (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Pledgor shall have no obligation hereunder with respect to indemnified liabilities directly or primarily arising from the willful misconduct or gross negligence of the Secured Party or any Purchaser. The agreements in this subsection shall survive repayment of all Secured Obligations, termination or expiration of this Agreement and the other Transaction Documents.

        21. Termination. This Agreement and all obligations of the Pledgor hereunder shall terminate upon the payment in full of the Notes, at which time the Liens and rights granted to the Secured Party hereunder shall automatically terminate and no longer be in effect, and the Collateral shall automatically be released from the Liens created hereby. Upon such termination of this Agreement, the Secured Party shall, at the sole expense of the Pledgor, deliver to the Pledgor the certificates evidencing the Pledged Stock (and any other property received as a dividend or distribution or otherwise in respect of the Pledged Stock then in its custody), together with any cash then constituting the Collateral, not then sold or otherwise disposed of in accordance with the provisions hereof and take such further actions as may be reasonably necessary to effect the same.

        22. Additional Shares. If the Pledgor shall acquire or hold (a) any additional shares of capital stock of any Pledged Subsidiary or (b) any shares of capital stock of any Subsidiary not listed on Schedule 1 hereto (any such shares described in clauses (a) or (b) above being referred to herein as the "Additional Shares"), the Pledgor shall deliver to the Secured Party (i) a revised Schedule 1 hereto reflecting the ownership and pledge of such Additional Shares and (ii) a Stock Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Shares duly completed and signed by the Pledgor. The Pledgor shall comply with the requirements of this Section 22 concurrently with the acquisition of any Additional Shares.

        23. Remedies Cumulative. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Secured Party provided by law or under the Purchase Agreement, the other Transaction Documents, or other applicable agreements or instruments. The purchase of the Securities by the Secured Party pursuant to the Purchase


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Agreement shall be conclusively presumed to have been made or extended, respectively, in reliance upon the terms and provisions of this Agreement.

        24. Notices. Any notice required or permitted hereunder shall be given,
(a) with respect to the Pledgor, at its address indicated in Section 12.9 of the Purchase Agreement and (b) with respect to the Secured Party, at the Secured Party's address indicated in Section 12.9 of the Purchase Agreement. All such notices shall be given in writing and shall be effective as provided in Section
12.9 of the Purchase Agreement.

        25. Governing Law; Service of Process.

               (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

               (b) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST EACH PARTY TO THIS AGREEMENT WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED IN SECTION 24 HEREOF, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING. EACH PARTY TO THIS AGREEMENT HEREBY KNOWINGLY, INTENTIONALLY AND IRREVOCABLY WAIVE (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND (B) ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

               (c) EACH PARTY TO THIS AGREEMENT AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS

AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties have duly executed this Pledge Agreement on the day and year first written above.

                                    PLEDGOR:

                                    SENETEK DRUG DELIVERY TECHNOLOGIES, INC.
                                    as the Pledgor


                                    By: /s/ FRANK MASSINO
                                        ----------------------------------------
                                        Name: Frank Massino
                                        Title: President & CEO



                                   SECURED PARTY:

                                   SILVER CREEK INVESTMENTS, LTD.,
                                   as Collateral Agent for the Purchasers


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

        IN WITNESS WHEREOF, the parties have duly executed this Pledge Agreement on the day and year first written above.

                                    PLEDGOR:

                                    SENETEK DRUG DELIVERY TECHNOLOGIES, INC.
                                    as the Pledgor


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                   SECURED PARTY:

                                   SILVER CREEK INVESTMENTS, LTD.,
                                   as Collateral Agent


                                   By: /s/ ROBERT T. TUCKER
                                       -----------------------------------------
                                       Name: Robert T. Tucker
                                       Title: Director

                                   SCHEDULE 1

Subsidiary                          Class of Stock        Certificate No(s).    No. of Shares
----------                          --------------        ------------------    -------------

Carme Cosmeceutical                    Common                      2                1,000
        Sciences, Inc.

                          EXHIBIT A TO PLEDGE AGREEMENT

                           PLEDGE AGREEMENT SUPPLEMENT

        THIS PLEDGE AGREEMENT SUPPLEMENT (this "Supplement"), dated as of ________________, is made by and between SENETEK PLC, a corporation organized under the laws of England (the "Pledgor"), and OAKWOOD HOLDINGS, LTD., a British Virgin Islands company (the "Secured Party"). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Purchase Agreement (as defined below).

        WHEREAS, the Pledgor has entered into the Securities Purchase Agreement dated as of ________, 1998 between the Pledgor and the Secured Party (as from time to time amended, revised, modified, supplemented or amended and restated, the "Purchase Agreement"); and

        WHEREAS, the Pledgor is required under the terms of the Purchase Agreement and the Pledge Agreement to cause certain shares of capital stock held by it and listed on Annex A to this Supplement (the "Additional Shares") to become subject to the Pledge Agreement; and

        WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Purchase Agreement by the Secured Party was the obligation of the Pledgor to pledge to the Secured Party the Additional Shares, whether then owned and not required to be subject to a pledge or subsequently acquired or created; and

        WHEREAS, the Secured Party has required the Pledgor to pledge to the Secured Party all of the Additional Shares in accordance with the terms of the Purchase Agreement and the Pledge Agreement;

        NOW, THEREFORE, the Pledgor hereby agrees as follows with the Secured
Party:

        1. The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Shares contained in the Pledge Agreement and pledges and collaterally assigns to the Secured Party, and grants to the Secured Party a FIRST priority lien and security interest in the Additional Shares and all of the following:

               (a) all cash, securities, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Additional Shares, other than cash dividends permitted to be retained by the Pledgor under Section 9 of the Pledge Agreement;

               (b) all other property hereafter delivered to the Secured Party in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Additional Shares; and

               (c) all proceeds of any of the foregoing.

The Pledgor hereby acknowledges, agrees and confirms that, by its execution of this Supplement, the Additional Shares constitute "Pledged Stock" under and are subject to the Pledge Agreement. Each of the representations and warranties with respect to Pledged Stock contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Shares. A revised Schedule 1 to the Pledge Agreement reflecting the Additional Shares and all other Pledged Stock, together with stock certificates representing the Additional Shares with stock powers duly executed in blank by the Pledgor, have been delivered herewith to the Secured Party.

        IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed by its authorized officer as of the day and year first above written.


                                            SENETEK PLC, as Pledgor


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



Acknowledged and accepted:

SILVER CREEK INVESTMENTS, LTD.,
as Collateral Agent for the Purchasers


By:
    -----------------------------------
    Name:
    Title:

                                     ANNEX A

                                Additional Shares

Subsidiary                          Class of Stock        Certificate No(s).    No. of Shares
----------                          --------------        ------------------    -------------
Carme Cosmeceutical                    Common                      2                 1,000
Sciences, Inc.
